Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Income before income taxes for the years ended December 31, 2015, 2014 and 2013 consisted of:

(in thousands)	2015	2014	2013
Pretax income in The Netherlands	$(2,495)	$(5,806)	$24,135
Pretax income from foreign operations	134,993	124,320	13,203
	$132,498	$118,514	$37,338

Income taxes for the years ended December 31, 2015, 2014 and 2013 are as follows:

(in thousands)	2015	2014	2013
Current—The Netherlands	$973	$936	$2,874
—Foreign	41,862	41,667	33,452
	42,835	42,603	36,326
Deferred—The Netherlands	250	317	—
—Foreign	(37,444)	(41,608)	(68,086)
	(37,194)	(41,291)	(68,086)
Total provision for income taxes	$5,641	$1,312	$(31,760)

The Netherlands statutory income tax rate was 25% for the years ended December 31, 2015, 2014 and 2013. Income from foreign subsidiaries is generally taxed at the statutory income tax rates applicable in the respective countries of domicile. The principal items comprising the differences between income taxes computed at The Netherlands statutory rate and our reported income taxes and effective tax rate for the years ended December 31, 2015, 2014 and 2013 are as follows:

	2015		2014		2013
(in thousands)	Amount	Percent	Amount	Percent	Amount	Percent
Income taxes at The Netherlands statutory rate	$33,124	25.0%	$29,628	25.0%	$9,334	25.0%
Taxation of foreign operations, net(1)	(36,407)	(27.5)	(29,959)	(25.3)	(31,826)	(85.2)
Tax impact from non-deductible items	14,411	10.9	9,339	7.9	6,219	16.7
Tax impact from tax exempt income(2)	(5,810)	(4.4)	(2,589)	(2.1)	(8,557)	(23.0)
Tax contingencies, net	1,163	0.9	4,409	3.7	1,986	5.3
Taxes due to changes in tax rates	(836)	(0.6)	330	0.3	(1,640)	(4.4)
Government incentives and other deductions(3)	(2,754)	(2.1)	(8,617)	(7.3)	(5,931)	(15.9)
Restructuring	—	—	—	—	(872)	(2.3)
Prior year taxes	(1,201)	(0.9)	(1,950)	(1.7)	(888)	(2.4)
Valuation allowance	3,450	2.6	—	—	—	—
Other items, net	501	0.4	721	0.6	415	1.1
Total provision for income taxes	$5,641	4.3%	$1,312	1.1%	$(31,760)	(85.1)%

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(1) Our effective tax rate reflects the benefit of our global operations where certain income or loss is taxed at rates higher or lower than The Netherlands’ statutory rate of 25% as well as the benefit of some income being partially exempt from income taxes due to various intercompany operating and financing activities. The most significant tax benefits from these foreign operations and financing activities are attributable to subsidiaries in Germany, Singapore, Switzerland and Luxembourg. These foreign tax benefits are due to a combination of favorable tax laws, rules, rulings, and exemptions in these jurisdictions. Additionally, in 2014 and 2013, in certain foreign jurisdictions (primarily Germany and the United States), we recorded acquisition related and impairment charges which reduced pretax income in these higher tax jurisdictions.
(2) The tax impact from tax exempt income primarily reflects The Netherlands’ benefit of the 2006 and 2004 Notes discussed in Note 15 “Lines of Credit and Debt.” These notes were redeemed in 2014 and 2015, respectively, and accordingly the related income tax benefit of $2.6 million in 2014 and $4.6 million in 2013, did not and will not impact our effective tax rate in 2015 and beyond. In 2015, tax exempt income includes non-taxable income in The Netherlands related to the repurchase of the 2004 Notes, non-taxable income in the U.S. from the release of contingent consideration accruals and non-taxable dividend income in Switzerland.
(3) Government incentives include favorable tax regulations primarily in France (in 2014 and 2013) and the United States relating to research and development expense as well as the United States Internal Revenue Code Section 199 domestic production activities deduction.

We conduct business globally and, as a result, file numerous consolidated and separate income tax returns in The Netherlands, Germany, Switzerland and the U.S. federal jurisdiction, as well as in various other state and foreign jurisdictions. In the normal course of business, we are subject to examination by taxing authorities throughout the world. Tax years in The Netherlands are open since 2003 for income tax examinations by tax authorities. Our subsidiaries, with few exceptions, are no longer subject to income tax examinations by tax authorities for years before 2011. The U.S. consolidated group is subject to federal and most state income tax examinations by tax authorities beginning the year ending December 31, 2011 through the current period.
Starting in February 2014, the U.S. tax authorities (Internal Revenue Service) have been auditing our U.S. federal tax returns for 2011 and 2012. The audit is currently in process and we expect to close the audit in 2016. Additionally, in February 2016 German tax authorities began the audit of the German tax returns for the 2010-2013 tax years.
In 2012, we established a reserve related to withholding tax on a specific intercompany transaction for $3.9 million including penalties. During 2013, we settled on this issue with the relevant tax authorities, which resulted in a release of the remaining $1.9 million reserve in the fourth quarter of 2013.
In 2014, we established reserve related to cash convertible notes as discussed in Note 15 for $3.0 million. In early 2015, we received a confirmation from the relevant tax authorities, which resulted in a release of $3.0 million reserve in the first quarter of 2015.
Changes in the gross amount of unrecognized tax benefits are as follows:

(in thousands)	Unrecognized Tax Benefits
Balance at December 31, 2013	$11,585
Additions based on tax positions related to the current year	4,448
Decrease from currency translation	(31)
Balance at December 31, 2014	$16,002
Additions based on tax positions related to the current year	2,018
Additions for tax positions of prior years	2,640
Settlements with taxing authorities	(2,988)
Reductions due to lapse of statute of limitations	(747)
Decrease from currency translation	(190)
Balance at December 31, 2015	$16,735

At December 31, 2015 and 2014, our net unrecognized tax benefits totaled approximately $16.7 million and $16.0 million, respectively, of which $16.7 million and $14.0 million in benefits, if recognized, would favorably affect our effective tax rate in any future period. It is reasonably possible that approximately $6.8 million of the unrecognized tax benefits may be released during the next 12 months due to lapse of statute of limitations or settlements with tax authorities; however, various events could cause our current expectations to change in the future. The majority of these uncertain tax positions, if ever recognized in the financial statements, would be recorded in the statement of income as part of the income tax provision.
Our policy is to recognize interest accrued related to unrecognized tax benefits in interest expense and penalties within income tax expense. For the years ended December 31, 2015, 2014 and 2013, we have net interest (income) expense and penalties of $0.3 million, $(0.3) million and $(1.7) million, respectively. At December 31, 2015 and 2014, we have accrued interest of $1.4 million and $1.1 million, respectively, which are not included in the table above.
We have recorded net deferred tax liabilities of $43.1 million and $82.8 million at December 31, 2015 and 2014, respectively. The components of the net deferred tax liability at December 31, 2015 and 2014 are as follows:

	2015		2014
(in thousands)	Deferred Tax Assets	Deferred Tax Liability	Deferred Tax Assets	Deferred Tax Liability
Net operating loss carry forwards	$25,771	$—	$33,208	$—
Accrued and other liabilities	22,648	—	20,425	—
Inventories	2,394	(1,060)	4,798	(1,358)
Allowance for bad debts	1,121	(465)	1,155	(483)
Currency revaluation	934	(132)	510	(211)
Depreciation and amortization	1,859	(27,854)	3,616	(10,645)
Capital lease	1,793	—	1,128	—
Tax credit carryforwards	1,110	—	3,347	—
Unremitted profits and earnings	—	(902)	—	(1,064)
Intangibles	272	(150,594)	1,030	(199,677)
Share-based compensation	14,726	—	14,209	—
Interest	54,307	—	38,013	—
Convertible debt	13,765	—	10,055	—
Other	2,080	(1,154)	1,901	(2,108)
	142,780	(182,161)	133,395	(215,546)
Valuation allowance	(3,703)	—	(602)	—
	$139,077	$(182,161)	$132,793	$(215,546)
Net deferred tax liabilities		$(43,084)		$(82,753)

At December 31, 2015 and 2014, we had $264.2 million and $270.1 million in total foreign net operating loss (NOL) carryforwards. At December 31, 2015 and 2014, we had $110.3 million and $120.8 million of U.S. federal (NOL) carryforwards. At December 31, 2015, the entire NOL in the U.S. is subject to limitations under Section 382 of the Internal Revenue Code. The NOLs in the U.S. will expire beginning December 31, 2022 through December 31, 2032. As of December 31, 2015 and 2014, we had other foreign NOL carryforwards totaling approximately $153.9 million and $149.3 million, respectively, with $9.3 million added in 2014 due to acquisitions. As of December 31, 2015, we had trade tax NOL carryforwards in Germany of $103.5 million. Of the total $153.9 million NOL carryforward, a portion of the foreign NOLs will be expiring beginning December 2016. The valuation allowance amounts for the years ended December 31, 2015 and December 31, 2014 are $3.7 million and $0.6 million. In 2015, we recorded a valuation allowance of $3.4 million related to NOLs and released $0.3 million of valuation allowance related to the expiration of statute of limitations.
As of December 31, 2015, a deferred tax liability has not been recognized for residual Netherlands income taxes on the undistributed earnings of the majority of our foreign subsidiaries as these earnings are considered to be either permanently reinvested or can be repatriated tax free. These earnings retained by subsidiaries and equity accounted investments amounted to $333.6 million at December 31, 2015. We have $20.1 million of undistributed earnings that we do not consider permanently reinvested and have recorded deferred income taxes or withholding taxes at December 31, 2015 and December 31, 2014, of approximately $0.9 million and $1.1 million respectively. There are no income tax consequences regarding payment of dividends to our shareholders. To date, we have never paid dividends.